American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Income & Growth Fund
Supplement dated August 1, 2020 ■ Prospectus dated May 1, 2020

The following replaces the first paragraph of the Principal Investment Strategies section on page 2 of the summary prospectus and prospectus:
In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a multi-step process. The managers evaluate stocks, primarily large capitalization, publicly-traded U.S. companies, based on an objective set of measures, including valuation, quality, growth and sentiment. The portfolio managers use quantitative models to build a portfolio of stocks that they believe will provide the optimal balance between risk and expected return. They also attempt to create a dividend yield that will be greater than that of the S&P 500® Index. The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects. Finally, the portfolio managers review the output of the quantitative model, considering factors such as risk management, transaction costs, and liquidity management.

The following replaces the Portfolio Managers section on page 3 of the summary prospectus and on page 4 of the prospectus.
Portfolio Managers
Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2005.
Steven Rossi, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2020.

The following is added as the fourth paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section on page 5 of the prospectus:
Finally, the portfolio managers review the output of the quantitative model, considering factors such as risk management, transaction costs, and liquidity management.

The following is added as the seventh paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section on page 5 of the prospectus:
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.

The following replaces The Fund Management Team section on pages 7-8 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Yulin Long
Dr. Long, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since joining American Century Investments as a quantitative analyst in 2005. She became a senior quantitative analyst in 2007, a vice president and senior quantitative analyst in 2012, and a portfolio manager in 2013. She has a bachelor’s degree in finance from Beijing University, and a Ph.D. in accounting from Stanford University. She is a CFA charterholder.
Steven Rossi
Mr. Rossi, Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 2016 as a portfolio manager. Prior to joining American Century Investments, he worked at RS Investments from 2012 to 2016, most recently as portfolio manager. He previously held the roles of analyst and quantitative analyst. He has a bachelor’s degree in Political Economies of Industrialized Societies from the University of California at Berkeley. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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